UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):    May 3, 2000


                           GenesisIntermedia.com, Inc.
________________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
________________________________________________________________________________
                 (State or Other Jurisdiction of Incorporation)

       001-15029                                         95-4710370
________________________                     ___________________________________
(Commission File Number)                       (IRS Employer Identification No.)


5805 Sepulveda Boulevard, 4th Floor, Van Nuys, California            91411
________________________________________________________________________________
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (818) 902-4300
                                                    __________________


________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.

         On May 3, 2000, GenesisIntermedia.com, Inc. ("Registrant") announced that it had completed its latest round of private placement offerings on May 3, 2000, for a total of $10 million in additional financing. The offerings consisted of $4 million of Series B Convertible Preferred Stock and related Warrants and $6 million in long-term debt. The Registrant granted certain registration rights to purchase of the Series B Convertible Preferred Stock and related warrants in connection with the private placement.

         The funds will be used to expand Registrant's infrastructure, for general corporate purposes and to expand the Centerlinq network.

         The press release issued by Registrant is incorporated by reference and attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements
                     None.

         (b)      Current Report on Form 8-K
                     None.

         (c)      Exhibits

                    See Index to Exhibits on page 4.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENESISINTERMEDIA.COM, INC.


Dated:   May 15, 2000                       By: /s/ Ramy El-Batrawi
                                                ____________________________
                                                     Ramy El-Batrawi
                                                     Chairman of the Board

                                Index to Exhibits


Exhibit No.       Description
___________       _____________________

     3.1          Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Special
                  Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Series B Cumulative
                  Convertible Preferred Stock for GenesisIntermedia.com, Inc.
     10.1         Securities Purchase Agreement by and between GenesisIntermedia.com, Inc., Elliott Associates, L.P. and Westgate
                  International, L.P. dated April __, 2000.
     10.2         Warrant issued to Elliott Associates, L.P.
     10.3         Warrant issued to Westgate International, L.P.
     10.4         Registration Rights Agreement by and between GenesisIntermedia.com, Inc., Elliott Associates, L.P. and Westgate
                  International, L.P. dated April ___, 2000.
     99.1         Press Release dated May 3, 2000.